Exhibit 10.1
CAL-MAINE FOODS, INC.
SUPPLEMENTAL EXECUTIVE

RETIREMENT PLAN
RECITALS
This

Supplemental

Executive

Retirement

Plan

(the

“Plan”)

is

adopted

by

Cal-Maine

Foods,

Inc.

(the
“Company”),

a

Delaware

corporation,

for

the

benefit

of

a

select

group

of

the

Company’s

management

or

highly
compensated

employees.

The

purpose

of

the

Plan

is

to

provide

Participants,

who

are

largely

responsible

for

the
Company’s

success, the

opportunity

to receive

supplemental

executive

retirement benefits,

thereby

increasing the
incentive of such key employees to remain in the employ of the Company.
The Plan

is an

unfunded nonqualified

deferred compensation

plan maintained

primarily for

the purpose

of
providing deferred compensation for a select group of management or highly-compensated

Employees, and as such,
is

intended

to

be

exempt

from

the

provisions

of

Parts

2,

3,

and

4

of

Title

I

of

the

Employee

Retirement

Income
Security Act of 1974

(“ERISA”) by operation of

Sections 201(2), 301(a)(3) and

401(a)(1) thereof. The Plan

will be
administered, operated and construed in accordance with this intention.
The

Plan

is

intended

to

comply

in

form

and

operation

with

all

applicable

law,

including,

to

the

extent
applicable, the

requirements of U.S.

Internal Revenue

Code Section

409A (“Section 409A”)

and will

be administered,
operated and construed in accordance with this intention.
Accordingly, the Plan is adopted,

effective as of March 1, 2023.
ARTICLE 1
DEFINITIONS
This

Article

provides

definitions

of

terms

used

throughout

this

Plan,

and

whenever

used

herein

in

a
capitalized form, except as otherwise expressly provided, the terms shall be deemed to have the following meanings:
1.1 “Affiliate”

shall

mean

any

corporation,

partnership,

joint

venture,

association,

or

similar
organization or entity,

other than the Company,

that is a member

of a controlled group

of corporations in which

the
Company is a

member, as

defined in U.S.

Internal Revenue

Code Section

414(b) and all

other trades or

businesses
(whether or

not incorporated)

under common

control of

or with

the Company,

as defined

in U.S.

Internal Revenue
Code Section 414(c).
1.2 “Beneficiary” or “Beneficiaries”

shall mean the

person or persons,

natural or otherwise,

designated
by a Participant in accordance with the Plan to receive Plan benefits in the event of the death of the Participant.

1.3
“Beneficiary

Designation

Form”

shall mean

the form

established

from time

to

time by

the Plan
Administrator

that

a

Participant

completes,

signs,

and

returns

to the

Plan

Administrator

to

designate

one

or

more
Beneficiaries.
1.4

“Cause”

shall

mean

conduct

by

a

Participant

reasonably

and

in

good

faith

determined

by

the
Company to

be: (a)

gross negligence

or willful

malfeasance in

the performance

of his

or her

duties; (b)

actions or
omissions that materially harm the Company

and are undertaken or omitted knowingly or

are criminal or fraudulent
or involve material dishonesty or moral turpitude; (c) conviction of, or entry by Participant of, a guilty or no contest
plea

to

any

felony

or

any

other

crime

involving

moral

turpitude;

or

(d)

material

breach

of

fiduciary

duty

to

the
Company.
1.5 “Change in Control”

shall mean and shall

include a change in

ownership of the Company, a change
in effective control of the Company,

or a change in the ownership of a substantial portion of the assets of the

Company,

within

the

meaning

of

Internal

Revenue

Code

Section

409A

and

as

described

in

Treasury

Regulation
§§1.409A-3(i)(5)(v),

(vi)

and

(vii);
however,

a

Change

in

Control

shall

not

be

deemed

to

have

occurred

if

the
aforementioned changes involve the purchase or acquisition of shares or assets by immediate family members of the shareholders of record as of the Effective Date of this Plan.

1.6 “Claimant”

shall mean

a Participant

or a

Beneficiary

who believes

that he

or

she is

entitled

to a
benefit under this Plan or being denied a benefit to which he or she is entitled hereunder.
1.7 “Code”

shall mean the

U.S. Internal Revenue

Code of 1986

and the Treasury

Regulations or other
authoritative guidance issued thereunder, as amended from time to time.
1.8 “Company”
shall

mean

Cal-Maine

Foods,

Inc.,

and

its

successors

and

assigns,

unless

otherwise
provided in this Plan, or any other corporation

or business organization which, with the consent of Cal-Maine

Foods,
Inc., or its successors or assigns, assumes

the Company’s obligations

under this Plan; or any Affiliate

which agrees,
with the consent of Cal-Maine Foods, Inc., or its successors or assigns, to become a party to the Plan.
1.9 “Disability” or “Disabled”

shall be

defined as

a condition

of a

Participant whereby

he or

she has
been

deemed

totally

disabled

by

the

Social

Security

Administration

or

has

been

determined

to

be

disabled

in
accordance

with

a

long-term

disability

insurance

program

of

the

Company,

provided

that

the

program

covers

the
Participant and the definition of disability

applied under such program complies with

Code Section 409A.
Upon the
request of the Plan Administrator, the Participant must submit proof to the Plan Administrator of the Social Security
Administration’s or disability insurance provider’s

determination.
1.10 “Effective Date”

shall mean March 1, 2023.
1.11
“Eligibility

Date”

shall

mean

the

date

designated

by

the

Plan

Administrator

in

a

Participant’s
Participation Agreement at which an Eligible Employee shall become eligible to participate in the Plan.
1.12

“Eligible Employee”
shall mean for any calendar year (or applicable portion of a calendar year),

an
Employee who is determined by the Company, or its designee, to be eligible to participate in the Plan, in accordance
with Section 2.1.
1.13 “Employee”

shall mean

an individual

who provides

services to

the Company

in the

capacity of

a
common law employee of the Company.
1.14 “ERISA”

shall mean the Employee Retirement Income Security Act of 1974, as it may

be amended
from time to time, and the regulations and guidance promulgated thereunder.
1.15 “Participant”

shall mean

an Eligible

Employee of

the Company

who is

designated

as eligible

to
participate

in

this

Plan

and

who

completes the

requirements

of

participation

in

accordance

with

the

provisions

of
Article 2
1.16
“Participation

Agreement”

shall

mean

the

agreement

between

the

Eligible

Employee

and

the
Company in which the Eligible Employee agrees to participate in the Plan.
1.17 “Plan”

shall

mean

this

Supplemental

Executive

Retirement

Plan,

evidenced

by

this

written
agreement, Participation Agreements, and

any other forms

required by the Plan

Administrator or Code Section

409A,
as may be

amended from time

to time. For purposes

of applying Code Section

409A requirements, the benefit

of each
Participant under this Plan is a non-account balance plan under Treasury Regulation §1.409A

-1(c)(2)(i)(C).
1.18 “Plan Administrator” shall mean the Company or such committee or person as the Company shall appoint to act in accordance with Article 5.

No Participant who is a Plan Administrator shall

participate in an action
on a matter which applies solely to that person.

1.19
“Retirement

Age
”

shall

mean

age

sixty-five

(65),

unless

otherwise

described

in

a

Participant’s
Participation Agreement.
1.20
“Retirement

Benefit”

shall mean

an amount

of five

hundred thousand

dollars ($500,000),

unless
otherwise described in a Participant’s Participation Agreement.
1.21 “Section 409A”

shall mean Code Section 409A and the Treasury Regulations or other authoritative
guidance issued thereunder.
1.22
“Separation from

Service”
or “Separates

from

Service”

shall mean

a change

in a

Participant's
relationship with

the Company

that constitutes

a separation

from service

within the

meaning of

Section 409A

and
under Treasury

Regulation §1.409A-1(h), treating

as a Separation

from Service an

anticipated permanent reduction
in the level of bona fide services to be performed by

the Participant for the Company to twenty percent (20%) or less of

the

average

level

of

bona

fide

services

performed

by

the

Participant

for

the

Company

over

the

immediately
preceding

thirty-six

(36) month

period (or

the full

period

during which

the

Participant performed

services for

the
Company if that is less than thirty-six (36) months).
1.23
“Treasury

Regulation” or

“Treasury

Regulations”

shall mean the

regulation(s) promulgated

by
the Internal Revenue Service for the U.S. Department of the Treasury,

as they may be amended from time to time.
1.24
“Year

of Plan Participation”

shall mean a twelve (12)

month period during which a

Participant is
employed by the Company on

a full-time basis, inclusive of

approved leaves of absence, beginning

on a Participant’s
Eligibility Date.
ARTICLE 2
SELECTION, ENROLLMENT, ELIGIBILITY

2.1 Selection.

Participation

in

the

Plan

shall

be

limited

to

a

select

group

of

management

or

highly
compensated employees of the Company,

as determined by the Company in its sole and absolute discretion.

2.2 Enrollment Requirements.

As a condition

of participation, each

selected Eligible Employee

shall
complete, execute, and

return to the

Plan Administrator a

Participation Agreement and

Beneficiary Designation Form
within the

time specified

by the

Plan Administrator.

In addition,

the Plan

Administrator shall

establish such

other
enrollment requirements as it determines necessary or advisable.
2.3 Re-employment.

The re-employment of a former Participant by the Company shall not entitle such
individual to

resume participation

hereunder.

Such individual

shall not

become a

Participant until

the individual

is
again designated as

an Eligible Employee

as defined under

the terms of

the Plan. If

a Participant who has

experienced
a Separation

from Service

is receiving

installment distributions

under the

terms of

this Plan

and is

re-employed by
the Company, distributions due to the Participant

shall not be suspended.
2.4
Termination

of Participation.

If the Plan Administrator determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in

such

group

is

determined

in

accordance

with

Section

201(2),

301(a)(3)

and

401(a)(1)

of

ERISA,

the

Plan
Administrator shall have the

right, in its sole

discretion, to cease further

benefit accruals hereunder

on behalf of the
Participant.
ARTICLE 3
VESTING AND DISTRIBUTION OF BENEFITS
3.1 Vesting.

Unless

otherwise

described

in

a

Participant’s

Participation

Agreement,

a

Participant
becomes vested in the Retirement Benefit based on the following schedule:

Complete Years

of Plan Participation
Percent Vested
Less than 1 0%
1 but less than 2 20%
2 but less than 3 40%
3 but less than 4 60%
4 but less than 5 80%
5 or more 100%
3.2
Acceleration

of

Vesting.

Notwithstanding

the

foregoing

vesting

schedule,

a

Participant

becomes
one hundred percent (100%) vested

in the Retirement Benefit upon

the earliest of the

following events to occur while
employed by the Company: (a) Disability,

(b) a Change in Control, or (c) attainment of Retirement Age.
3.3 Payments in General.

A Participant (or, in the

event of the

death of the Participant,

the Participant’s
Beneficiary) shall be

entitled to a

benefit as of

the earliest payment

event to occur

under Article 3.

All payments made
under the Plan shall be made in cash from the Company’s general assets.

3.4 Separation from Service.
(a) Prior to Retirement Age.
In the event a Participant

Separates from Service (other than

for
Cause or death)

prior to Retirement

Age, the Participant shall

be paid the

vested percentage of

the Retirement
Benefit, calculated as

of the

date of

Separation from Service,

over ten

(10) years

in equal,

annual installments.
(For example: vested

percentage * $500,000

/ 10.) The

first installment shall

be paid on

the first day

of the
sixth month

following Retirement

Age, with

subsequent installments

paid thereafter

on the

anniversary of
the first installment.
(b) On or After Retirement Age.

In the event a Participant Separates from Service (other than for Cause or death) on or after Retirement Age, the Participant shall be paid the Retirement Benefit over ten
(10)

years

in

equal,

annual

installments.

(For

example:

$500,000

/

10

=

$50,000

per

year.)

The

first
installment shall

be paid

on the

first day

of the

sixth month

following the

date of

Separation from

Service,
with subsequent installments paid thereafter on the anniversary of the first installment.
3.5 Disability.

In

the

event

a

Participant

becomes

Disabled

while

employed

by

the

Company,

the
Participant shall be paid

the Retirement Benefit over

ten (10) years

in equal, annual

installments. The first installment
shall be paid on the first day of the second month following the date of Disability,

with subsequent installments paid
thereafter on the anniversary of the first installment.
3.6
Change

in

Control.
In

the

event

of

the

Company’s

Change

in

Control

while

a

Participant

is
employed by the Company,

the Participant shall be paid

the Retirement Benefit over

ten (10) years in equal,

annual
installments. The first installment shall be paid on the

first day of the second month following the

date of the Change
in Control, with subsequent installments paid thereafter on the anniversary of the first installment.
3.7 Death.

(a) While Employed. In the event of a Participant’s death while employed by the Company, no benefit

is

due

from

this

Plan.

It

is

the

intent

of

the

Company

to

pay

a

pre-retirement

death

benefit

to

the
Participant’s Beneficiary pursuant to a separate endorsement “split dollar”

life insurance arrangement.
(b) During or Before Installments.
If a Participant dies

after installments have commenced

but
prior to receiving all installments owed under the

Plan, or if the Participant dies after becoming entitled

to a
benefit but dies

prior to the

commencement of installments,

the Company shall

continue to

pay any

remaining
installments

to

the

Participant’s

Beneficiary

as

the

installments

would

have

otherwise

been

paid

to

the
Participant.

3.8 Forfeitures.
Notwithstanding anything in

the Plan to the

contrary,

if a Participant

is terminated for
Cause, the Participant shall not be entitled to any

benefits under the terms of this Plan and his

or her participation in
this Plan

shall be

null and

void. Additionally,

a Participant

shall forfeit

any unvested

amounts at

the time

of his

or
her Separation from Service.
3.9 Subsequent Deferral Elections. If approved by the Company, a Participant may delay the time of a payment or change the form of a payment as expressly provided under this Section and Section 409A (hereinafter,

a
“Subsequent Deferral

Election”). Notwithstanding

the foregoing,

a Subsequent

Deferral Election

cannot accelerate
any payment.

A Subsequent

Deferral Election

which delays

payment or

changes the

form of

payment is

permitted
only if all of the following requirements are met:

(a)
The Subsequent Deferral Election does not take effect until at least twelve (12) months after
the date on which the Subsequent Deferral Election is made and approved by the Plan Administrator;
(b)
If the Subsequent Deferral Election

relates to a payment based

on Separation from Service,
Change in

Control, or

at a

specified time,

the Subsequent

Deferral Election

must result

in

payment being
deferred for a period of not less than five (5) years from the date the first amount was scheduled to be paid;

(c)
If the Subsequent Deferral Election relates to a payment

at a specified time, the Subsequent
Deferral

Election

must

be

made

not

less

than

twelve

(12)

months

before

the

date

the

first

amount

was
scheduled to be paid.

For purposes of applying this Section

3.9, installment payments shall be treated

as a “single payment.” Any
election made pursuant to this Section shall be made on such election forms or electronic media as is required by the
Plan Administrator,

in accordance

with the

rules established

by the

Plan Administrator,

and shall

comply with

all
requirements of Section 409A.
3.10 Permissible Payment Accelerations.

Except as specifically permitted herein or in other sections of this

Plan,

no

acceleration

of

the

time

or

schedule

of

any

payment

may

be

made

hereunder.

Notwithstanding

the
foregoing, payments

may be

accelerated hereunder

by the

Company (without

any direct

or indirect

election on

the
part

of

any

Participant),

in

accordance

with

the

provisions

of

Treasury

Regulation

§1.409A-3(j)(4)

and

any
subsequent guidance issued

by the United States

Treasury Department.

Accordingly,

payments may be accelerated,
in

accordance

with

the

provisions

of

Treasury

Regulation

§1.409A-3(j)(4)

in

the

following

circumstances:

(a)

in
limited

cashouts

(but not

in excess

of

the limit

under Code

Section

402(g)(1)(B));

(b)

to pay

employment-related
taxes; or (c) to pay any taxes that may become due at any time that the Plan fails to meet the requirements of Section
409A (but

in no

case shall

such payments

exceed the

amount to

be included

in income

as a

result of

the failure

to
comply with the requirements of Section 409A).
3.11 Specified Employee of a Public Company.

If a Participant is considered a

“specified employee” of
a public company,

pursuant to Code Section 409A(a)(2)(B)(i),

then solely to the extent

necessary to avoid penalties
under

Section

409A,

payments

to

be

made

as

a

result

of

a

Separation

from

Service

under

this

Article

may

not
commence earlier

than six

(6) months

after the

Participant’s

Separation from

Service. In

the event

a distribution

is
delayed pursuant to this

paragraph, any amounts otherwise

payable during the six

months shall be accumulated

and
paid in a lump sum on the first day of the seventh month following Separation from Service.
3.12 Unsecured General Creditor Status of Participant.
(a)

Payment to any Participant

or Beneficiary hereunder shall

be made from assets which

shall
continue, for all purposes, to be part of the legally available assets of the Company and no person shall have any interest in

any such asset

by virtue of

any provision of

this Plan. The

Company’s

obligation hereunder
shall

be

an

unfunded

and

unsecured

promise

to

pay

money

in

the

future.

To

the

extent

that

any

person
acquires a right

to receive payments

from the

Company under

the provisions hereof,

such right

shall be no
greater than

the right

of any

unsecured general

creditor of

the Company

and no

such person

shall have

or
acquire any legal or equitable right, interest, or claim in or to any property or assets of the Company.

(b)

In the event that the

Company purchases an insurance policy

or policies insuring the life

of
a Participant or employee, to allow the Company to recover

or meet the cost of providing benefits, in whole
or

in part,

hereunder,

no Participant

or Beneficiary

shall

have

any rights

whatsoever

in

said policy

or

the
proceeds therefrom. The Company shall be

the primary owner and beneficiary of

any such insurance policy
or property and shall possess

and may exercise all incidents

of ownership therein. No insurance

policy with
regard to

any director,

“highly compensated

employee,” or

“highly compensated

individual,” as

defined in
Code

Section

101(j),

shall

be

acquired

before

satisfying

the

Code

Section

101(j)

“Notice

and

Consent”
requirements.
(c)

In

the

event

that

the

Company

purchases

an

insurance

policy

or

policies

on

the

life

of

a
Participant as provided

for above, then

all of such

policies shall

be subject to

the claims of

the creditors

of
the Company.
(d)

If the

Company chooses

to obtain

insurance on

the life

of a

Participant in

connection with
its

obligations

under

this

Plan,

the

Participant

shall

take

such

physical

examinations

and

truthfully

and
completely

supply

such

information

as

may

be

required

by

the

Company

or

the

insurance

company
designated by the Company.
ARTICLE 4
BENEFICIARY DESIGNATION
4.1 Designation of Beneficiaries.
(a)

Each Participant may

designate any person

or persons (who

may be named contingently

or
successively) to receive any

benefits payable under the

Plan upon the Participant’s death, and

the designation
may be

changed from

time to

time by

the Participant

by filing

a new

Beneficiary Designation

Form. Each
designation will revoke all prior designations by the same

Participant, shall be in the form prescribed by the
Plan

Administrator,

and

shall

be

effective

only

when

filed

with

the

Plan

Administrator

during

the
Participant’s lifetime.
(b)

In the

absence of

a valid

Beneficiary designation,

or if,

at the

time any

benefit payment

is
due to a Beneficiary, there is no living

Beneficiary validly named by the Participant, the Company shall pay the

benefit

payment

to

the

Participant’s

spouse,

if

then

living,

and

if

the

spouse

is

not

then

living

to

the
Participant’s

then

living

descendants,

if

any,
per

stirpes
,

and

if

there

are

no

living

descendants,

to

the
Participant’s

estate.

In

determining

the

existence

or

identity

of

anyone

entitled

to

a

benefit

payment,

the
Company

may

rely

conclusively

upon

information

supplied

by

the

Participant’s

personal

representative,
executor, or administrator.
(c)

A Participant’s

designation of

a Beneficiary

will not

be revoked

or changed

automatically
by any

future marriage or

divorce. Should

the Participant

wish to change

the designated

Beneficiary in

the
event of a future marriage or divorce, the Participant will have to do so by means of filing a new

Beneficiary
Designation Form with the Plan Administrator.
(d)

If a question

arises as to

the existence or

identity of anyone entitled

to receive a

death benefit
payment under the Plan,

or if a dispute

arises with respect to

any death benefit

payment under the Plan,

the
Company

may

distribute

the

payment

to

the

Participant’s

estate

without

liability

for

any

tax

or

other
consequences, or may take any other action which the Company deems to be appropriate.
4.2
Information to be furnished by

Participants and Beneficiaries; Inability to

Locate Participants
or Beneficiaries.

Any communication, statement or notice addressed to a Participant or to a

Beneficiary at his or her
last post office address as shown on the Company’s

records shall be binding on the Participant or Beneficiary for all purposes

of

the

Plan.

The

Company

shall

not

be

obliged

to

search

for

any

Participant

or

Beneficiary

beyond

the
sending of a registered letter to such last known address.

4.3 Facility of Payment.

If the Plan Administrator determines in its discretion that a benefit is to be paid to a minor, to a person legally declared incompetent, or to a person legally deemed incapable of handling the
disposition of that person’s property,

the Plan Administrator may direct payment of such benefit to the guardian, legal representative or person having care or custody of such minor, incompetent person or incapable person. The
Plan Administrator may require proof of incompetence, minority or guardianship as it may deem appropriate prior to payment of the benefit. Any distribution of a benefit shall be a distribution for the account of the Participant and the Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such
distribution amount.
ARTICLE 5
PLAN ADMINISTRATION
5.1 Plan
Administrator

Duties.

The

Plan

Administrator

shall

be

responsible

for

the

management,
operation, and administration of the Plan. When making a determination or calculation, the Plan Administrator shall
be entitled

to rely on

information furnished

by the Company,

Participant, or Beneficiary.

No provision

of this Plan
shall be construed as imposing on

the Plan Administrator any fiduciary duty

under ERISA or other law,

or any duty
similar to any fiduciary duty under ERISA or other law.
5.2 Plan Administrator Authority.

The Plan Administrator shall

enforce this Plan in

accordance with
its

terms,

shall

be

charged

with

the

general

administration

of

this

Plan,

and

shall

have

all

powers

necessary

to
accomplish its purposes, including, but not by way of limitation, the following:
(a)

To

construe

and

interpret

the

terms

and

provisions

of

this

Plan

and

to

reconcile

any
inconsistency, in its sole and absolute discretion;
(b)

To

compute and

certify the amount

payable to

the Participant

and his

or her

Beneficiaries;
to

determine

the

time

and

manner

in

which

such

benefits

are

paid;

and

to

determine

the

amount

of

any
withholding taxes to be deducted;
(c)

To maintain all records that may be necessary for

the administration of this Plan;
(d)

To provide for the disclosure of all information

and the filing or provision of all reports and
statements to the Participant, Beneficiaries, and governmental agencies as shall be required by law;
(e)

To

make

and

publish

such

rules

for

the

regulation

of

this

Plan

and

procedures

for

the
administration of this Plan so long as such rules or procedures are not inconsistent with the terms hereof;
(f)

To administer this Plan’s

claims procedures;
(g)

To approve the forms and procedures for

use under this Plan; and
(h)

To employ such persons or organizations,

including without limitation, actuaries, attorneys,
accountants,

independent

fiduciaries,

recordkeepers

and

administrative

consultants,

to

render

advice

or
perform services with respect to the responsibilities of the Plan Administrator under the Plan.
5.3
Binding Effect

of Decision.

The decision

or action

of the

Plan Administrator

with respect

to any
question arising

out of or

in connection with

the administration,

interpretation, and

application of

this Plan

and the
rules and regulations

promulgated hereunder shall

be final and

conclusive and binding

upon all persons

having any
interest in this Plan.
5.4
Compensation

and

Expenses.

The

Plan

Administrator

shall

serve

without

compensation

for
services rendered

hereunder.

The Plan

Administrator is

authorized at

the expense

of the

Company to

employ such
legal counsel and/or Plan recordkeeper as it may deem advisable to assist in the performance of its duties hereunder.
Expense and fees in connection with the administration of this Plan shall be paid by the Company.

5.5 Compliance with Section 409A .
(a)
Notwithstanding

anything

contained

herein

to

the

contrary,

the

interpretation

and
distribution of Participants’ benefits under

the Plan shall be made

in a manner and at

such times as to

comply
with all applicable provisions of Section 409A and the regulations and guidance promulgated thereunder, or an

exception

or

exclusion

therefrom

to

avoid

the

imposition

of

any

accelerated

or

additional

taxes.

Any
defined terms

shall be

construed consistent

with Section 409A

and any terms

not specifically

defined shall
have the meaning set forth in Section 409A.
(b)

The intent of this Section is to ensure that the Participant is not subject to any tax liability or
interest penalty, by reason of the application of Code Section 409A(a)(1) as a result of any failure to comply with all

the requirements

of Section

409A, and

this Section

shall be

interpreted in

light of,

and consistent
with,

such

requirements.

This

Section

shall

apply

to

distributions

under

the

Plan,

but

only

to

the

extent
required

in

order to

avoid

taxation

of, or

interest penalties

on,

the Participant

under

Section

409A.

These
rules shall also be deemed modified

or supplemented by such other rules

as may be necessary,

from time to
time, to comply with Section 409A.
ARTICLE 6
PLAN AMENDMENT
6.1 Right to Amend.

Subject to Section 409A,

the Company shall have

the right to amend

the Plan, at
any time and with respect to any provisions hereof,

and all parties hereto or claiming any interest hereunder shall be
bound by such amendment; provided, however,

that no such amendment shall deprive a Participant or

a Beneficiary
of a benefit amount accrued hereunder prior

to the date of the amendment without written

consent of the Participant
or Beneficiary.
6.2
Amendments Required

By Law.

Notwithstanding the

provisions of

Section 6.1,

the Plan

may be
amended by the

Company at any

time, retroactively if

required, if found

necessary,

in the opinion of

the Company,
in order to ensure that the Plan

is characterized as a “top-hat” plan of

deferred compensation maintained for a select
group of management

or highly compensated

employees as described

under ERISA sections

201(2), 301(a)(3), and
401(a)(1), to conform the Plan to the provisions of Section 409A and to conform the Plan to the requirements of any other applicable

law (including

but not

limited to

ERISA and

the Code).

No such

amendment shall

be considered
prejudicial to any interest of a Participant or a Beneficiary hereunder.
ARTICLE 7
PLAN TERMINATION
7.1

Plan

Suspension

or

Termination

in

General.
Although

the

Company

anticipates

that

it

will
continue the Plan for an indefinite period of time, there is no guarantee it will do so. The Company reserves the right
to terminate or suspend the operation of the Plan for a fixed or indeterminate period of time, in its sole discretion. In the

event

the

Plan

is

suspended

or

terminated,

a

Participant

shall

be

due

a

benefit

to

the

extent

the

Participant

is
vested,

and

such

vested

benefit

shall

be

calculated

as

of

the

date

this

Plan

is

suspended

or

terminated.

Except

as
provided in Section 7.2,

the suspension or termination

of this Plan shall

not cause a distribution

of benefits. Rather,
after such

suspension or

termination, benefit

distributions will

be made

at the

earliest distribution

event permitted
under Article 3.
7.2
Plan Termination and Liquidation under

Section 409A.

Notwithstanding anything to

the contrary
in Section 7.1, any acceleration of the payment of benefits due to Plan termination and liquidation shall comply with the

following

subparagraphs,

but

only

as

permitted

in

accordance

with

Section

409A

and

Treasury

Regulation
§1.409A-3(j)(4)(ix). The

Company may

distribute a

benefit, calculated

as of

the date

the Plan

is terminated,

to all
Participants subject to the terms below:
(a)

Upon the

Company’s termination of

this and

all other

arrangements that

would be

aggregated
with

this

Plan,

pursuant

to

Treasury

Regulation

§1.409A-1(c),

if

the

Participant

participated

in

such
arrangements

(“Similar

Arrangements”),

provided

that:

(i)

the

termination

does

not

occur

proximate

to

a

downturn in

the financial

health of

the Company;

(ii) all

termination distributions

are made

no earlier

than
twelve

(12)

months

and

no

later

than

twenty-four

(24)

months

following

such

termination;

and

(iii)

the
Company does not adopt any new arrangement

that would be a Similar Arrangement for

a minimum of three
(3) years

following the

date the

Company takes

all necessary

action to

irrevocably terminate

and liquidate
the Plan.
(b)

Upon

the

Company’s

dissolution

taxed

under

Code

Section

331,

or

with

approval

of

a
bankruptcy

court, provided

that

the

amounts

deferred

under

the

Plan are

included

in

a Participant’s

gross
income in the latest of: (i) the calendar year in which

the Plan terminates; (ii) the calendar year in which the
amount

is

no

longer

subject

to

a

substantial

risk

of

forfeiture;

or

(iii)

the

first

calendar

year

in

which

the
payment is administratively practicable; or
(c)

Within

thirty (30)

days before,

or twelve

(12) months

after a

Change in

Control, provided
that all distributions

are made no

later than twelve

(12) months

following such

termination of the

Plan and
further provided that all the Company’s

Similar Arrangements are terminated and all

participants in Similar
Arrangements

are

required

to

receive

all

amounts

of

compensation

deferred

under

the

terminated
arrangements within twelve (12) months of the termination of the Plan.
ARTICLE 8
CLAIMS PROCEDURE
8.1 Claims Procedure.
This Article

is based

on Department

of Labor

Regulation §2560.503-1.

If any
provision of

this Article

conflicts with

the requirements

of those

regulations, the

requirements of

those regulations
will prevail.

A Claimant

who has

not received

benefits under

the Plan

that he

or she

believes should

be paid

shall
make a claim for such benefits as follows:

(a)

Initiation - Written

Claim.
The Claimant initiates

a claim by submitting

a written request
for the benefits to

the Plan Administrator.

The Plan Administrator will,

upon written request of

a Claimant,
make

available

copies

of

all

forms

and

instructions

necessary

to

file

a

claim

for

benefits

or

advise

the
Claimant where such forms and instructions may be obtained. If the claim relates to Disability benefits, then the

Plan

Administrator

shall

designate

a

sub-committee

to

conduct

the

initial

review

of

the

claim

(and
applicable references below to the Plan Administrator shall mean such sub-committee).
(b)

Timing

of

Company

Response.

The

Plan

Administrator

shall

respond

to

such

Claimant
within

ninety

(90)

days

after

receiving

the

claim.

If

the

Plan

Administrator

determines

that

special
circumstances

require

additional

time

for

processing

the

claim,

the

Plan

Administrator

can

extend

the
response period by an additional ninety (90) days by notifying the Claimant in writing prior to the end of the
initial 90-day period that

an additional period is

required. In the event that

the claim for benefits pertains

to
Disability, the

Plan Administrator shall provide written response

within forty-five (45) days, but can

extend
this response

period by

an additional

thirty (30)

days, if

necessary,

due to

circumstances beyond

the Plan
Administrator’s

control.

Any

notice

of

extension

must

set

forth

the

special

circumstances

requiring

an
extension of time and the date by which the Plan Administrator expects to render its decision.
(c)

Notice of Decision.
If the Plan Administrator denies the claim, in whole or in

part, the Plan
Administrator

shall

notify

the

Claimant

in

writing

of

such

denial.

The

Plan

Administrator

shall

write

the
notification in a manner calculated to be understood by the Claimant. The notification shall set forth:

(i)

The specific reasons for the denial;

(ii)

A reference to the specific provisions of the Plan on which the denial is based;
(iii)

A description of

any additional information

or material necessary

for the Claimant
to perfect the claim and an explanation of why it is needed;

(iv)

An explanation

of the

Plan's review

procedures and the

time limits

applicable to

such
procedures; and

(v)

A

statement

of

the

Claimant’s

right

to

bring

a

civil

action

under

ERISA

Section
502(a) following an adverse benefit determination on review.

8.2

Review Procedure.
If the

Plan

Administrator

denies

the

claim, in

whole

or

in

part,

the

Claimant
shall have the opportunity for a full and fair review by the Plan Administrator of the denial, as follows:

(a)
Initiation -

Written Request.
To

initiate the

review,

the Claimant,

within sixty

(60) days
after

receiving

the

Plan

Administrator’s

notice

of

denial,

must

file

with

the

Plan

Administrator

a

written
request for review.

(b)
Review

of

a

Disability

Benefit

Claim.

If

the

Claimant’s

initial

claim

is

for

Disability
benefits, any

review of

a denied

claim shall

be made

by members

of the

Plan Administrator

other than

the
original decision maker(s) and such person(s) shall not be a subordinate of the original decision maker(s).
(c)
Additional

Submissions

-

Information

Access.

The

Claimant

shall

then

have

the
opportunity to submit

written comments, documents,

records and other

information relating to

the claim.

The
Plan Administrator

shall also

provide the

Claimant, upon

request and

free of

charge, reasonable

access to,
and

copies

of,

all

documents,

records

and

other

information

relevant

(as

defined

in

applicable

ERISA
regulations) to the Claimant’s claim for benefits.
(d) Considerations on Review.

In considering

the review, the Plan

Administrator shall

take into
account all

comments, documents,

records and

other information

submitted by

the Claimant

relating to

the
claim,

without

regard

to

whether

such

information

was

submitted

or

considered

in

the

initial

benefit
determination. Additional considerations

shall be required in the

case of a claim for

Disability benefits. For
example, the

claim will

be reviewed

without deference

to the

initial adverse

benefits determination

and, if
the

initial

adverse

benefit

determination

was

based

in

whole

or

in

part

on

a

medical

judgment,

the

Plan
Administrator

will consult

with

a health

care professional

with

appropriate

training

and experience

in

the
field of medicine

involving the medical

judgment. The health

care professional who

is consulted on

appeal
will not be the same

individual who was consulted during the

initial determination or the subordinate of

such
individual. If

the Plan

Administrator obtained

the advice

of medical

or vocational experts

in making

the initial
adverse benefits

determination (regardless

of whether

the advice

was relied

upon), the

Plan Administrator
will identify such experts.

(e)
Timing

of

Company Response.

The

Plan Administrator

shall respond

in writing

to such
Claimant within sixty (60)

days after receiving the

request for review.

If the Plan Administrator

determines
that special circumstances

require additional time

for processing the

claim, the Plan

Administrator can extend
the response period by an additional sixty (60) days by

notifying the Claimant in writing, prior to the end of
the

initial

60-day

period

that

an

additional

period

is

required.

The

notice

of

extension

must

set

forth

the
special circumstances and the date by which the Plan Administrator expects to render its decision.

(f)
Notice

of

Decision.

The

Plan

Administrator

shall

notify

the

Claimant

in

writing

of

its
decision

on

review.

The

Plan

Administrator

shall

write

the

notification

in

a

manner

calculated

to

be
understood by the Claimant. The notification shall set forth:
(i)

The specific reasons for the denial;

(ii)

A reference to the specific provisions of the Plan on which the denial is based;
(iii)

A statement that the Claimant is

entitled to receive, upon request and free

of charge,
reasonable access to,

and copies of,

all documents, records

and other information

relevant (as defined
in applicable ERISA regulations) to the Claimant's claim for benefits; and

(iv)

A

statement

of

the

Claimant's

right

to

bring

a

civil

action

under

ERISA

Section
502(a).
8.3
Calculation of Time

Periods.

For purposes of the

time periods specified in

this Article, the period
of time during which a benefit determination is required

to be made begins at the time a claim is filed

in accordance
with the Plan procedures

without regard to whether

all the information necessary

to make a decision

accompanies the
claim. If a

period of time

is extended due

to a Claimant's

failure to submit

all information necessary,

the period for

making

the

determination

shall

be

tolled

from

the

date

the

notification

is

sent

to

the

Claimant

until

the

date

the
Claimant responds.
8.4
Exhaustion of

Remedies.

A Claimant

must follow

the claims

review procedures

under this

Plan
and exhaust his or her administrative remedies before taking any further action with respect to a claim for benefits.
8.5 Failure of Plan to Follow Procedures.

If the Plan fails to establish or follow the claims procedures required by this

Article, a Claimant

shall be deemed

to have exhausted

the administrative remedies

available under
the Plan and shall be entitled to

immediately pursue any available remedy under

ERISA Section 502(a) on the basis
that the

Plan has

failed to

provide

a reasonable

claims procedure

that would

yield a

decision

on the

merits of

the
claim. The Claimant may

request a written explanation

of the violation from

the Plan, and the

Plan must provide such
explanation within ten

(10) days, including

a specific description

of its bases, if

any,

for asserting that

the violation
should not

cause the

administrative remedies

to be

deemed exhausted.

If a

court rejects

the Claimant’s

request for
immediate review on the basis that the

Plan met the standards for the

exception, the claim shall be considered

as re-
filed on appeal upon

the Plan’s

receipt of the decision

of the court. Within

a reasonable time after

the receipt of the
decision, the Plan shall provide the claimant with notice of the resubmission.

8.6 Arbitration.

If a

Claimant continues

to dispute

the benefit

denial based

upon completed

performance
of the Plan or the meaning and effect of the terms

and conditions thereof, then the Claimant must submit the dispute to an

arbitrator for

final arbitration.

The arbitrator

shall be

selected by

mutual agreement

of the

Company and

the
Claimant. The arbitrator shall

operate under any generally

recognized set of arbitration

rules. The parties

hereto agree
that

they

and

their

heirs,

personal

representatives,

successors

and

assigns

shall

be

bound

by

the

decision

of

such
arbitrator with respect to any controversy properly submitted to it for determination. Where a dispute arises as to the
Company’s

discharge

of

a

Participant

for

Cause,

such

dispute

shall

likewise

be

submitted

to

arbitration

as

above
described and the parties hereto agree to be bound by the decision thereunder.
ARTICLE 9
MISCELLANEOUS
9.1 Validity.

In case any provision of

this Plan shall be illegal

or invalid for any

reason, said illegality
or invalidity shall not

affect the remaining parts hereof,

but this Plan shall

be construed and enforced

as if such illegal
or invalid provision had never been inserted herein.

9.2 Nonassignability.

Neither

any

Participant

nor

any

other

person

shall have

any

right

to

commute,
sell, assign, transfer, pledge, anticipate,

mortgage, or otherwise encumber, transfer,

hypothecate, alienate, or convey
in advance of

actual receipt, the

amounts, if any,

payable hereunder,

or any part

hereof, which are,

and all rights

to
which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall,

prior to
actual

payment,

be

subject

to

seizure,

attachment,

garnishment,

or

sequestration

for

the

payment

of

any

debts,
judgments, alimony, or separate maintenance owed by a Participant or any other person, be transferable by operation
of law in

the event of

a Participant’s

or any other

person’s

bankruptcy or insolvency,

or be transferable

to a spouse
as a result of

a property settlement or

otherwise. If any Participant,

Beneficiary, or successor in interest is adjudicated
bankrupt or purports to commute, sell, assign, transfer, pledge, anticipate,

mortgage or otherwise encumber transfer,
hypothecate,

alienate,

or

convey

in

advance

of

actual

receipt,

the

amount,

if

any,

payable

hereunder,

or

any

part
thereof, the Plan Administrator,

in its discretion, may cancel such distribution

or payment (or any part thereof) to

or
for the benefit

of such Participant,

Beneficiary, or successor in interest

in such manner

as the Plan

Administrator shall
direct.
9.3
Not

a

Contract

of

Employment.

The

terms

and

conditions

of

this

Plan

shall

not

be

deemed

to
constitute a contract of employment between the Company and the Participant. Nothing in this Plan shall be deemed to give a Participant

the right to be

retained in the service

of the Company as

an Employee or otherwise

or to interfere
with the right of the Company to discipline or discharge the Participant at any time.

9.4 Governing Law.

The Plan shall be

administered, construed and

governed in all respects

under and
by the laws of

the State of Mississippi,

without reference to the

principles of conflicts of

law (except and to

the extent

preempted by applicable federal law).

9.5 Notice .
Any notice or filing required or permitted under

this Plan shall be sufficient if in writing and
hand delivered, or sent

by registered or certified

mail or overnight delivery

service to the Company’s

address. Such
notice shall be deemed given

as of the date of

delivery or, if

delivery is made by mail,

or overnight delivery service
as of the date

shown on the postmark

on the receipt for

registration or certification.

Any notice or filing

required or
permitted to be

given to a

Participant under this

Plan shall be

sufficient if in

writing and hand-delivered,

or sent by
mail or overnight delivery service, to the last known address of Participant.

9.6
Coordination

with

Other

Benefits.

The

benefits

provided

for

a

Participant

or

a

Participant’s
Beneficiary under this Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the

Company. This

Plan shall supplement and shall

not supersede, modify,

or amend any
other such plan or program except as may otherwise be expressly provided herein.
9.7 Income Tax Withholding.

The Company may make such provisions and take such action as it may deem

necessary

or

appropriate

for

the

withholding

of

any

taxes

which

the

Company

is

required

by

any

law

or
regulation of any governmental authority, whether federal, state,

or local, to withhold

in connection with any

benefits
under the

Plan, including,

but not

limited to,

the withholding

of appropriate

sums from

any amounts

otherwise payable
to the Participant

(or his or

her Beneficiary). Each

Participant, however,

shall be responsible

for the payment

of all
individual tax liabilities relating to any such benefits.

9.8
Unclaimed

Benefits.

In

the

case

of

a

benefit

payable

on

behalf

of

a

Participant,

if

the

Plan
Administrator is

unable to

locate the

Participant or

Beneficiary to

whom such

benefit is

payable, such

Plan benefit
may be

forfeited to

the Company

upon the

Plan Administrator’s

determination. Notwithstanding

the foregoing,

if,
subsequent to any such forfeiture, the Participant or Beneficiary to whom such Plan benefit is payable makes a valid claim for such

Plan benefit, such

forfeited Plan benefit

shall be paid

by the Plan

Administrator to the

Participant or
Beneficiary, without earnings, from the

date it would have otherwise been paid.

The Company executes this Plan as of the date first written above.